UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 16, 2009

(Date of earliest event reported)

PHARMACYCLICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

995 E. Arques Avenue
Sunnyvale, California 94085-4521
(408) 774-0330

(Address of principal executive offices including zip code and registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On April 16, 2009, Pharmacyclics, Inc. a Delaware corporation (the "Registrant"), announced an update to its clinical programs targeting histone deacetylase (HDAC) with its drug candidate PCI-24781 that is currently in multiple clinical trials for treating various solid and hematologic tumors. In addition, the Company announced multiple presentations regarding its orally available HDAC inhibitor compound at the annual AACR meeting in Denver, Colorado.

The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated April 16, 2009, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.
Exhibit No.	Description
99.1	Press Release of Pharmacyclics, Inc. dated April 16, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   April 17, 2009

PHARMACYCLICS, INC. By: /s/ ROBERT W. DUGGAN Name: Robert W. Duggan Title: Chairman and Chief Executive Officer

INDEX TO EXHIBITS
Exhibit	Description
99.1	Press Release of Pharmacyclics, Inc. dated April 16, 2009. PDF

         PDF    Also provided in PDF as a courtesy.